                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         M/I SCHOTTENSTEIN HOMES, INC.
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                               M/I SCHOTTENSTEIN
                                     [LOGO]

                                 3 Easton Oval
                              Columbus, Ohio 43219

                                 April 1, 1997

To Our Shareholders:

         The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company"), will be held at 9:00 a.m. Eastern Daylight Time on Wednesday, May 7, 1997, at the offices of the Company, 3 Easton Oval, Columbus, Ohio.

         Enclosed is a copy of our 1996 Annual Report, notice of the meeting, a proxy statement and a proxy card. Please record your vote on the card and return it promptly in the enclosed postage-paid envelope.

         We look forward to reviewing the activities of the Company at the meeting. We hope you can be with us.

                                                    Sincerely,

                                                    /s/ IRVING E. SCHOTTENSTEIN
                                                    ---------------------------
                                                    Irving E. Schottenstein,
                                                    Chief Executive Officer


================================================================================
                    PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE

================================================================================

                               M/I SCHOTTENSTEIN
                                     [LOGO]


                                 3 Easton Oval
                              Columbus, Ohio 43219

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 7, 1997

To Each Shareholder of M/I Schottenstein Homes, Inc.:

          Notice is hereby given that the 1997 Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m. Eastern Daylight Time on May 7, 1997, at the offices of the Company, 3 Easton Oval, Columbus, Ohio, for the following purposes:

1) To elect three (3) directors to serve until the 2000 annual meeting of shareholders or until their successors have been duly elected and qualified; and

2) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

          Only shareholders of record at the close of business on March 14, 1997, will be entitled to notice of, and to vote at, such meeting, or at any adjournment thereof. A complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder at the executive offices of the Company for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting.

          It is important that your shares be represented at the Annual Meeting. Whether or not you intend to be present, please sign, date and send the enclosed proxy in the envelope provided. Proxies are revocable at any time and shareholders who are present may withdraw their proxy and vote in person if they so desire.

                                           By Order of the Board of Directors,

                                           /s/ PAUL S. COPPEL
                                           ------------------------
                                           Paul S. Coppel,
                                           Secretary

April 1, 1997

                               M/I SCHOTTENSTEIN
                                     [LOGO]


                                 3 Easton Oval
                              Columbus, Ohio 43219

                                PROXY STATEMENT

                                    for the

                         ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 7, 1997

                                                                   April 1, 1997

                                    GENERAL

         The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held on Wednesday, May 7, 1997 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company expects that this proxy statement and the accompanying form of proxy will be mailed on or about April 1, 1997, to each shareholder of record as of March 14, 1997. This proxy statement is furnished in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be used at such meeting and at any adjournment thereof. The Annual Report of the Company for the year ended December 31, 1996, including financial statements, is being mailed to all shareholders together with this proxy statement.

         A proxy for use at the Annual Meeting is enclosed. A proxy may be revoked by a shareholder at any time before it is exercised by filing with the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies also may be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote his or her shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specifications of the proxies. If no specification is made, proxies will be voted for the nominees for election of directors set forth herein and at the discretion of the proxyholders on all other matters that may properly be brought before the Annual Meeting or any adjournment thereof.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         There were 8,800,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), issued and outstanding on March 14, 1997 (the "Record Date"), which date has been set as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting. On March 17, 1997, the Company repurchased 500,000 shares of Common Stock from members of the Melvin L. Schottenstein family and trusts for their benefit. The purchase price for such repurchase was equal to the closing price of the Company's Common Stock on the New York Stock Exchange on March 14, 1997, the last business day prior to the repurchase. On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock registered in his or her name on the books of the Company as of the Record Date. Under Ohio law and the Company's Regulations, the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast for each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Abstentions, withheld votes and broker non-votes with respect to any matter will have the same legal effect as a vote against the matter.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

         A class of three directors is to be elected at the Annual Meeting. The Board has nominated the persons set forth below for election as directors of the Company at the Annual Meeting. All of the nominees are currently serving as directors of the Company. The three nominees receiving the greatest number of votes cast will be elected to serve until the 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Information concerning the nominees and the remaining members of the Board is set forth below. Robert H. Schottenstein, Eric J. Schottenstein and Friedrich K.M. Bohm will serve until the 1998 annual meeting of shareholders or until their successors are duly elected and qualified. Irving E. Schottenstein, Norman L. Traeger, who replaced the late John B. Gerlach on February 25, 1997, and Amy D. Schottenstein, who replaced Lenore S. Sagner following her resignation from the Board of Directors on March 17, 1997, will serve until the 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

         Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be voted FOR each of the persons named below as nominees for election as directors. The Melvin L. Schottenstein Marital Trusts I and II (the "Marital Trusts"), together with those members of Melvin L. Schottenstein's family who are shareholders, or trusts for their benefit, and the Irving and Frankie Schottenstein Trust, together with those members of Irving E. Schottenstein's family who are shareholders, or trusts for their benefit, who, as of the March 14, 1997 record date, collectively owned 5,219,300 shares of Common Stock of the Company (59.2% of the outstanding shares), have entered into an agreement which obligates both families to vote for the election of the three directors selected by each of the families as their representatives on the Board. Following the March 17, 1997 repurchase of 500,000 shares from the Marital Trusts and members of the Melvin L. Schottenstein Family, members of the Melvin L. Schottenstein and Irving E. Schottenstein families who are shareholders, or trusts for their benefit, collectively owned 4,719,300 shares of Common Stock of the Company (56.9% of the outstanding shares). The family of Melvin L. Schottenstein has selected Holly S. Kastan as their representative in the class being voted upon at the Annual Meeting, and the family of Irving E. Schottenstein has selected Steven Schottenstein as their representative in the class being voted upon at the Annual Meeting.

---------------------------------------------------------------------------------------------------
                                                                                       YEAR FIRST
                                                  CURRENT POSITIONS                      SERVED
      NAME                     AGE                  WITH COMPANY                       AS DIRECTOR
---------------------------------------------------------------------------------------------------
NOMINEES

Steven Schottenstein            40        Senior Executive Vice President,               1993
                                            Director

Lewis R. Smoot, Sr.             63        Director, member of Audit                      1993
                                            Committee, member of
                                            Compensation Committee (Chairman),
                                            member of Executive Committee

Holly S. Kastan                 41        Director                                       1993

DIRECTORS

Irving E. Schottenstein         68        Chief Executive Officer,                       1973
                                            Director (Chairman), member of
                                            Executive Committee (Chairman),
                                            member of Compensation Committee

Robert H. Schottenstein         44        President, Director                            1993

Friedrich K. M. Bohm            55        Director, member of Audit Committee            1994
                                            (Chairman), member of Compensation
                                            Committee

Norman L. Traeger               57        Director, member of Audit Committee,           1997  (1)
                                            member of Compensation Committee

Amy D. Schottenstein            32        Director                                       1997 (2)

Eric J. Schottenstein           37        Director                                       1993
------------------

(1) Norman L. Traeger was elected to the Board of Directors on February 25, 1997, to replace John B. Gerlach, who died on January 31, 1997.

(2) Amy D. Schottenstein was elected to the Board of Directors on March 17, 1997, in connection with the repurchase of 500,000 shares of Common Stock of the Company from the Marital Trusts and members of the Melvin L. Schottenstein family, upon the resignation of Lenore S. Sagner, her mother.

         Irving E. Schottenstein is the father of Steven Schottenstein and Robert H. Schottenstein. Holly S. Kastan, Eric J. Schottenstein and Amy D. Schottenstein are siblings.

BUSINESS EXPERIENCE

         Steven Schottenstein has been a Senior Executive Vice President since May 1996 and an Assistant Secretary since April 1992. He served as an Executive Vice President from February 1994 until May 1996, as a Senior Vice President from September 1993 until February 1994 and was a Vice President from June 1990 until September 1993. He became a Regional Manager for the Washington, D.C. Region in December 1990, Regional Manager for the Indiana Region in April 1992 and Regional Manager for the Carolina Region in February 1994 and served in such positions until May 1996. From 1984 to June 1990, he was Vice President/Division Manager-Orlando Division. He was a Director of the Company's predecessor from 1980 until August 1986.

         Lewis R. Smoot, Sr. has been the President and Chief Executive Officer of The Smoot Corporation since 1987, a construction contractor and construction management concern. He currently serves as a Director of Huntington Bancshares Incorporated.

         Holly S. Kastan is a private investor. Ms. Kastan was employed by Fidelity Investments, Inc. in its commercial real estate division from 1979 until 1984. She was a Director of the Company's predecessor from 1980 until August 1986.

         Irving E. Schottenstein has been Chief Executive Officer since August 1986, and a Director of the Company or its predecessors since 1973. He was President of the Company and its predecessors from 1973 until 1996. He was also the Chairman of the Board or President of M/I Financial Corp., a wholly-owned subsidiary of the Company ("M/I Financial), from 1983 until August 1995. He was a Director of M/I Financial Corp. from 1983 until August 1995.

         Norman L. Traeger founded United Skates of America, a chain of family fun centers, in 1971 and The Discovery Group, a venture capital firm, in 1983. Mr. Traeger currently owns and manages industrial, commercial and office real estate and is Vice Chairman of the Board of Trustees of Prescott College.

         Amy D. Schottenstein has been Director of Product Management of Edmark Corporation, a publisher of educational multimedia products for children and a subsidiary of IBM, since September 1996 and served as Product Manager from July 1993 through September 1996. Prior to joining Edmark Corporation, she was Product Manager of VideoDiscovery, Inc., a publisher of scientific multimedia products for children.

         Robert H. Schottenstein has been President since May 1996 and an Assistant Secretary since March 1991. He served as an Executive Vice President from February 1994 until May 1996, as a Senior Vice President from September 1993 until February 1994 and became a Vice President of the Company in March 1991. He became the Regional Manager for the Cincinnati Division in April 1994 and for the Midwest Land Operations in November 1992 and served in such position until May 1996. He began his service with the Company in field operations and has been responsible for the Ohio Land Division since November 1992. He was a Director of the Company's predecessor from 1980 until August 1986. From 1977 to 1991, he was engaged in the private practice of law with Schottenstein, Zox & Dunn Co., L.P.A. and was of counsel to that firm until September 1993. He currently serves as a Director of Huntington Bancshares Incorporated.

         Friedrich K. M. Bohm has been the Managing Partner and Chief Executive Officer of NBBJ, the second largest architectural firm in the United States, since 1987. He is a director, and currently serves as a member of the executive committee of the Board of Directors, of Huntington National Bank, a subsidiary of Huntington Bancshares Incorporated, and as a Director of The Daimler Group and 55 Restaurants, Inc.

         Eric J. Schottenstein was employed by the Company from 1983 until December 1993 and is currently the President of The Joshua Company. While he was employed by the Company he held a number of positions, including Vice President from April 1990 until September 1993 and Senior Vice President from September 1993 until December 1993.

NOMINATION OF DIRECTORS

         Nomination for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the election of directors generally. To nominate one or more persons for election as a director, the Company's Regulations require that a shareholder give written notice of his or her intent to make such nomination or nominations by personal delivery or by United States Mail, postage pre-paid, to the Secretary of the Company, not later than the close of business on the seventh day following the date on which shareholders are first given notice of the meeting at which directors are to be elected. Such notice shall set forth: 1) the name and address of the person or persons to be nominated; 2) a representation that the shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; 3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; 4) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC"), had the nominee been nominated, or intended to be nominated, by the Board; and 5) the consent of each nominee to serve as a director of the Company, if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

BOARD AND COMMITTEE MEETINGS

         The Board held five meetings during 1996. All current members of the Board attended at least 75% of all meetings of the Board and of the committees on which they served other than Mr. Gerlach, who, as a result of illness, was able to attend only 60% of such meetings. The Board does not have a nominating committee. The full Board selects the nominees for directors.

         The Board's Audit Committee with respect to the 1996 fiscal year consisted of Lewis R. Smoot, Sr. (Chairman), John B. Gerlach (deceased) and Friedrich K. M. Bohm. The Audit Committee's responsibilities include reviewing the Company's audit procedures and policies, reviewing potential conflicts of interest, monitoring internal controls and financial reporting, selecting the Company's independent accountants and making recommendations concerning these matters to the Board. The Audit Committee met five times in 1996. On February 25, 1997, Norman L. Traeger succeeded to Mr. Gerlach's position on the Audit Committee, and Mr. Bohm became Chairman.

         The Board also has a Compensation Committee, whose members with respect to the 1996 fiscal year were John B. Gerlach (Chairman), Lewis R. Smoot, Sr., Friedrich K. M. Bohm, Irving E. Schottenstein and Lenore S. Sagner (who resigned on March 17, 1997). The Compensation Committee's duties include reviewing and reporting to the Board on specific compensation matters for executive officers and administering the Company's stock option plan. The Compensation Committee met four times in 1996.

On February 25, 1997, Norman L. Traeger succeeded to Mr. Gerlach's position on the Compensation Committee and Mr. Smoot became Chairman.

         In March 1995, the Board created the CEO Compensation Subcommittee of the Compensation Committee (the "Subcommittee"), whose members with respect to the 1996 fiscal year were John B. Gerlach (Chairman) (deceased), Lewis R. Smoot, Sr., and Holly S. Kastan, in response to guidelines published by the Internal Revenue Service regarding the deductibility of executive officer compensation. The Subcommittee's duties include developing and administering the plans necessary to ensure that the compensation paid to the Chief Executive Officer of the Company will be tax deductible. The Subcommittee met one time in 1996. On February 25, 1997, Norman L. Traeger succeeded to Mr. Gerlach's position on the CEO Compensation Subcommittee.

         Between meetings of the Board or when the Board is not in session, the Executive Committee may exercise, to the extent permitted by law, all the powers and duties of the Board. The members of the Executive Committee with respect to the 1996 fiscal year were Irving E. Schottenstein (Chairman), Lenore
S. Sagner, who resigned on March 17, 1997, and John B. Gerlach (deceased), with Lewis R. Smoot, Sr. acting as an alternate member. On February 25, 1997, Mr. Smoot succeeded to Mr. Gerlach's position on the Executive Committee. The Company expects that an as yet undetermined director will succeed to Ms. Sagner's position on the Executive Committee. During 1996, the Executive Committee did not hold any meetings but did take several written actions without a meeting, which were subsequently ratified by the Board.

                              CERTAIN TRANSACTIONS

         The Company leased approximately 27,000 square feet of office space in Columbus, Ohio pursuant to a lease agreement dated September 1, 1992, with M/I Office Development Company, an Ohio general partnership of which the Irving and Frankie Schottenstein Trust and the Melvin L. Schottenstein Marital Trust are partners. Under the terms of its lease agreement, the Company paid base rent of $8.16 per square foot plus operating expenses which were approximately an additional $7.56 per square foot annually. The Company sublet 4,760 square feet of this space. The Company paid rent of approximately $340,758 in 1996 pursuant to this lease. The lease was terminated effective as of February 28, 1997. The Company believes that the terms of this lease were no less favorable than those reasonably available from unaffiliated third parties for comparable space.

         In 1992, prior to its November 1993 initial public offering, the Company became a limited partner in two limited partnerships formed to purchase and develop land and lots in the Washington, D.C. market. The general partner of these two limited partnerships is The Fabulous Eight, Inc., an Ohio corporation wholly owned by the four children of Irving E. Schottenstein and Melvin L. Schottenstein, respectively. These limited partnerships were formed to develop a total of 199 lots. The largest amount of receivables from the partnership outstanding to the Company at any time during the 1996 fiscal year was $465,000, including $440,000 in the form of notes receivable which bore interest at prime plus 1/2%. All of such receivables had been paid to the Company by the end of the 1996 fiscal year.

         On March 17, 1997, the Company repurchased 500,000 shares of Common Stock from members of the Melvin L. Schottenstein family and trusts for their benefit. The purchase price for such repurchase was equal to the closing price of the Company's Common Stock on the New York Stock Exchange on March 14, 1997, the last business day prior to the repurchase. The Company believes that the terms of such repurchase were fair and in the best interests of the Company and its shareholders.

                                   MANAGEMENT

         The following table sets forth certain information with respect to an executive officer of the Company and certain other key employees of the Company.

------------------------------------------------------------------------------------------------------
                                                 CURRENT POSITIONS                       YEAR STARTED
      NAME                   AGE                   WITH COMPANY                          WITH COMPANY
------------------------------------------------------------------------------------------------------
Kerrii B. Anderson            39             Senior Vice President, Chief                   1987
                                               Financial Officer, Assistant
                                               Secretary

Paul S. Coppel                38             Senior Vice President/General                  1994
                                               Counsel and Secretary

Phillip G. Creek              44             Senior Vice President, Treasurer               1993

Robert C. Moesle              45             President                                      1990
                                               Washington, D.C. Region

Lloyd T. Simpson              51             President                                      1984
                                               Columbus Region

Ronald G. Smith               52             President                                      1994
                                               Florida Region


BUSINESS EXPERIENCE

     EXECUTIVE OFFICER

         Kerrii B. Anderson is Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company. She became a Senior Vice President in September 1993 and has been Chief Financial Officer since 1987. She was also made a Vice President in 1988 and has been Chief Financial Officer of M/I Financial since 1988.

     OTHER KEY EMPLOYEES

         Paul S. Coppel joined the Company in January 1994 as Senior Vice President/General Counsel. Mr. Coppel became the Secretary in February 1995. He became the Secretary of M/I Financial in August 1995. Prior to joining the Company, Mr. Coppel was engaged in the private practice of law with Vorys, Sater, Seymour and Pease, Columbus, Ohio from April 1993 until December 1993; and Schwartz, Kelm, Warren & Rubenstein, Columbus, Ohio from September 1986 until April 1993.

         Phillip G. Creek joined the Company in January 1993 as Vice President and Treasurer and became a Senior Vice President in September 1993. He became the Vice President of M/I Financial in August 1995. From 1978 to 1993, Mr. Creek was employed with The Ryland Group, Inc., a national homebuilder.

         Robert C. Moesle joined the Company in December 1990 as Division Manager of the Washington, D.C. division and became Vice President/Regional Manager-Washington, D.C. Region in September 1991 and President of the Washington, D.C. Region in November 1996. He became a Senior Vice President in September 1993. Prior to joining the Company, Mr. Moesle was employed with NVR, Inc. and The Ryland Group, Inc., both national homebuilders.

         Lloyd T. Simpson joined the Company in 1984 and has been President of the Columbus Region since November 1996 and was Vice President/Regional Manager-Columbus Region from February 1996 through November 1996. From 1984 until February 1996, he was the Vice President/Regional Manager-Ohio Region. He became a Senior Vice President in September 1993 and assumed division manager responsibilities for the Columbus Division in April 1994.

         Ronald G. Smith joined the Company in August 1994 and became Vice President/Regional Manager of the Tampa Division in May 1995 and President of the Florida Region in November 1996. Prior to joining the Company, he was employed with Lennar Corporation, a national homebuilder, as President of the Dallas/Fort Worth homebuilding and land development operations. From 1986 to 1988, Mr. Smith was employed by MDC Holdings, Inc., a national homebuilder, where he was Regional President with responsibility for operations in Texas and Georgia.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of the March 14, 1997 record date, the number and percentage of the outstanding shares of Common Stock held by each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding shares of Common Stock, by each of the Company's directors, nominees and executive officers and by all of the directors and executive officers of the Company as a group. On March 17, 1997, the Company repurchased 500,000 shares of Common Stock from members of the Melvin L. Schottenstein family and trusts for their benefit. The purchase price for such repurchase was equal to the closing price of the Company's Common Stock on the New York Stock Exchange on March 14, 1997, the last business day prior to the repurchase. Such repurchase is not reflected in the following table. Except as set forth in the footnotes to the table, the shareholders have sole voting and investment power over such shares.

             -------------------------------------------------------------------------------------
                                                          NUMBER OF SHARES                 PERCENT
             NAME OF BENEFICIAL OWNER                      OF COMMON STOCK                OF CLASS
             -------------------------------------------------------------------------------------
             Irving E. Schottenstein.................        529,300  (1)                   6.01%
             Melvin L. Schottenstein Marital
                Trust I and II.......................        450,000  (2)                   5.11%
             Gary L. Schottenstein...................        563,800  (3)                   6.41%
             Robert H. Schottenstein.................        575,200  (4)                   6.53%
             Linda S. Fisher.........................        569,300  (5)                   6.47%
             Steven Schottenstein....................        524,200  (6)                   5.95%
             Holly S. Kastan.........................        509,900  (7)(8)                5.79%
             Eric J. Schottenstein...................        475,500  (8)                   5.40%
             Amy D. Schottenstein....................        526,583                        5.98%
             Julie B. Saar...........................        527,500  (9)                   5.99%
             Kerrii B. Anderson......................          9,200  (10)                   (11)
             Friedrich K. M. Bohm....................          5,000                         (11)
             Norman L. Traeger.......................          1,500                         (11)
             Lewis R. Smoot, Sr......................          2,000                         (11)
             All directors, nominees and executive
               officers as a group (10 persons)......      4,708,383                       53.40%

             FMR Corp.
                82 Devonshire Street
                Boston, Massachusetts 02109..........        868,600  (12)                  9.87%
             -------------------------------------------------------------------------------------


(1) Irving E. Schottenstein is the trustee of (i) the Irving and Frankie Schottenstein Trust which holds 478,300 shares, and (ii) the Steven Schottenstein Descendants Trust which holds 51,000 shares, and exercises all rights with regard to such shares. Does not include an aggregate of 2,149,000 shares which are held in trust by Mr. Schottenstein, as trustee, pursuant to trust agreements dated August 1986, as amended, for the benefit of Mr. Schottenstein's four children: Robert H. Schottenstein (550,000 shares), Steven Schottenstein (499,000 shares), Gary L. Schottenstein (550,000 shares) and Linda S. Fisher (550,000 shares). As trustee, Mr.

     Schottenstein is empowered to exercise all rights with regard to such shares, revoke each trust, and with the agreement of each beneficiary, amend each trust.

 (2) Lenore S. Sagner, Holly S. Kastan and Eric J. Schottenstein are co-trustees of the Melvin L. Schottenstein Marital Trust I and the Melvin
     L. Schottenstein Marital Trust II and collectively exercise all rights with regard to such shares. 428,013 of such shares are held in the Melvin
     L. Schottenstein Marital Trust I and 21,987 shares are held in the Melvin
     L. Schottenstein Marital Trust II.

 (3) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 1 above. 2,800 of these shares are held by Gary L. Schottenstein individually. 11,000 of these shares are held in trust by Gary L. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Gary L. Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares.

 (4) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 1 above. 2,800 of these shares are held by Robert H. Schottenstein individually. 16,500 of these shares are held in trust by Robert H. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Robert
     H. Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares. Includes 5,900 shares of Common Stock that underlie exercisable stock options.

 (5) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 1 above. 2,800 of these shares are held by Linda S. Fisher individually. 16,500 of these shares are held in trust by Mrs. Fisher, as trustee, for the benefit of her children pursuant to trust agreements dated December 22, 1994. As trustee, Mrs. Fisher is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares.

 (6) 499,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 1 above. 2,800 of these shares are held by Steven Schottenstein individually. 16,500 of these shares are held in trust by Steven Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Steven Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares. Includes 5,900 shares of Common Stock that underlie exercisable stock options.

 (7) 399,900 of these shares are held in trust by Holly S. Kastan, as trustee. 70,000 of these shares are held in a trust for the benefit of Ms. Kastan's children, the trustee of which is David J. Kastan, Mrs. Kastan's brother-in-law. 40,000 of these shares are held by Mrs. Kastan's husband.

 (8) Does not include 450,000 shares held collectively by the Melvin L. Schottenstein Marital Trust I and the Melvin L. Schottenstein Marital Trust II. See note 2 above.

 (9) 458,768 of these shares are held in trust by Julie S. Saar, as trustee, and 68,732 are held in a family trust of which Mrs. Saar's husband is trustee.

(10) Includes 5,800 shares of Common Stock that underlie exercisable stock options.

(11) Less than 1% of the outstanding shares.

(12) Based on information set forth in a Schedule 13G dated February 14, 1997, which was filed on behalf of FMR Corp. and certain other Fidelity entities.

         The address of Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein, Gary L. Schottenstein and Linda S. Fisher is c/o Irving
E. Schottenstein, 3 Easton Oval, Columbus, Ohio 43219. The address of Lenore
S. Sagner and the Melvin L. Schottenstein Marital Trusts I and II is 225 N. Columbia Avenue, Columbus, Ohio 43209. The address of Amy D. Schottenstein is 6727 185th Avenue, N.E., Redmond, Washington 98052. The address of Julie B. Saar is Ha Eshel #12, Apt. 32, Kfar Saba 441521 Israel. The address of Holly S. Kastan is 2355 Commonwealth Park S., Columbus, Ohio 43209. The address of Eric
J. Schottenstein is c/o The Joshua Company, 110 E. Wilson-Bridge Rd., Suite 280, Worthington, Ohio 43085.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the annual compensation and other compensation for each of the fiscal years ended December 31, 1996, 1995 and 1994 for the Company's Chief Executive Officer and for each other executive officer of the Company (the "Named Executive Officers"):

--------------------------------------------------------------------------------------------------------------
                                                                                    LONG-TERM
                                             ANNUAL COMPENSATION                  COMPENSATION
                               -------------------------------------------    -------------------
                                                                                 AWARDS   PAYOUTS
                                                                                 ------   -------
                                                                  OTHER       SECURITIES
                                                                 ANNUAL       UNDERLYING   LTIP    ALL OTHER
NAME AND PRINCIPAL                      SALARY       BONUS    COMPENSATION      OPTIONS   PAYOUTS COMPENSATION
     POSITION                  YEAR       ($)         ($)          ($)            (#)       ($)   ($) (1) (2)
--------------------------------------------------------------------------------------------------------------
Irving E. Schottenstein        1996     585,406   843,993 (3)       -             -           -      33,466
  Chief Executive Officer      1995     575,000   544,101 (3)(4)    -             -           -      58,388
                               1994     575,000   715,605 (3)       -             -           -      36,890

Robert H. Schottenstein        1996     310,406   698,236 (3)       -         4,500           -       4,438
  President                    1995     300,000   145,355 (3)(4)    -         5,000           -       2,220
                               1994     292,239   140,000 (3)       -         5,000           -       3,140

Steven Schottenstein           1996     310,406   698,236 (3)       -         4,500           -       4,438
  Senior Executive Vice        1995     300,000   145,355 (3)(4)    -         5,000           -       2,220
  President                    1994     292,239   140,000 (3)       -         5,000           -       3,140

Kerrii B. Anderson             1996     210,406   250,000 (3)       -         4,000       50,638(5)   4,438
  Senior Vice President,       1995     196,154   120,406 (3)(4)    -         5,000       48,059(5)   2,220
  Chief Financial Officer      1994     175,000   140,000 (3)       -         5,000       45,257(5)   3,140


(1) The amounts shown represent the individual's share of the Company's discretionary contribution for 1996, 1995 and 1994, respectively, under the Company's 401(k) plan, with the exception of Irving E. Schottenstein for 1995, as detailed in footnote 2 below. In addition, such amounts for the 1996 fiscal year for each of the Named Executive Officers other then Irving E. Schottenstein include $1,623 of long-term disability plan premiums.

(2) "All Other Compensation" for Irving E. Schottenstein for the 1995 and 1996 fiscal years includes his share of the Company's discretionary contribution for 1995 and 1996 under the Company's 401(k) plan in the amounts of $2,220 and $2,815, respectively, the term portion of the premium for a split-dollar life insurance policy of $5,693 and $6,433, respectively, and the non-term portion of the premium of $50,475 and $24,218, respectively.

(3) Represents amounts accrued pursuant to bonus incentive plans approved by the Compensation Committee of the Board, or with respect to the Chief Executive Officer, the CEO Compensation Subcommittee of the Compensation Committee.

(4)  Includes a discretionary bonus of $10,406.

(5) Represents compensation pursuant to an executive deferred compensation plan.

         On August 9, 1994, the Company and Irving E. Schottenstein entered into an employment agreement under which the Company agreed to purchase and maintain a split-dollar life insurance policy for Mr. Schottenstein in an amount not less than $1.5 million. In the event Mr. Schottenstein becomes disabled, he will receive disability payments from the Company for a period of up to three years, in an annual amount equal to the average of the salary and bonus earned by Mr. Schottenstein during the three calendar years preceding his disability. In the event Mr. Schottenstein's employment ends, he has agreed to serve as a consultant to the Company for a period of two years for which he will be paid $500,000 per year.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the nonqualified stock options granted by the Board during the 1996 fiscal year to each of the Named Executive
Officers:

--------------------------------------------------------------------------------------------------------------
                                                                                           POTENTIAL
                                                                                     REALIZABLE VALUE AT
                                                                                   ACCRUED ANNUAL RATES OF
                                                                                  STOCK PRICE APPRECIATION
                                            INDIVIDUAL GRANTS (1)                       FOR OPTION TERM
                           -----------------------------------------------------  -----------------------------
                             NUMBER OF
                            SECURITIES     % OF TOTAL
                            UNDERLYING   OPTIONS GRANTED
                              OPTIONS    TO EMPLOYEES IN  EXERCISE    EXPIRATION
                              GRANTED      FISCAL YEAR     PRICE        DATE           5%            10%
         NAME                   (#)            (%)        ($/SH)                       ($)           ($)
--------------------------------------------------------------------------------------------------------------
Irving E. Schottenstein         (2)             -               -            -            -             -

Robert H. Schottenstein       4,500           7.4          10.875      4/29/06       30,777        77,994

Steven Schottenstein          4,500           7.4          10.875      4/29/06       30,777        77,994

Kerrii B. Anderson            4,000           6.6          10.875      4/29/06       27,357        69,328
--------------------------------------------------------------------------------------------------------------


(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited. All stock options were granted at the closing market price on the date of grant.

(2)  Irving E. Schottenstein is not eligible to receive stock options.

FISCAL YEAR END OPTION VALUES

         The following table sets forth information with respect to unexercised options held as of the end of the 1996 fiscal year by each of the Named Executive Officers.

--------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                       SECURITIES UNDERLYING                    VALUE OF UNEXERCISED
                                         UNEXERCISED OPTIONS                    IN-THE-MONEY OPTIONS
                                         AT FISCAL YEAR END                      AT FISCAL YEAR END
                                               (#) (1)                                   ($)
                                   ------------------------------         --------------------------------
         NAME                      EXERCISABLE      UNEXERCISABLE         EXERCISABLE        UNEXERCISABLE
                                   ------------------------------         --------------------------------
Irving E. Schottenstein                 (2)                  -                    -                   -

Robert H. Schottenstein               5,900              8,600               $7,750             $11,625

Steven Schottenstein                  5,900              8,600               $7,750             $11,625

Kerrii B. Anderson                    5,800              8,200               $7,750             $11,625
--------------------------------------------------------------------------------------------------------------


(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited.

(2)  Irving E. Schottenstein is not eligible to receive stock options.

COMPENSATION OF DIRECTORS

         John B. Gerlach (deceased), Lewis R. Smoot, Sr. and Friedrich K. M. Bohm, the independent directors on the Board, were paid a fee of $4,000 per quarter during 1996, plus an additional $1,000 for attending a special meeting of the Board.

         Eric J. Schottenstein resigned his positions with the Company in December 1993. Mr. Schottenstein agreed to serve as a consultant to the Company for a period of three years, for which he was paid $191,582 with respect to the 1996 fiscal year. This consulting arrangement was terminated during 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee with respect to the 1996 fiscal year was comprised of five members: John B. Gerlach (Chairman) (deceased), Lewis R. Smoot, Sr., Friedrich K. M. Bohm, Irving E. Schottenstein and Lenore G. Schottenstein. Irving E. Schottenstein is the Chief Executive Officer of the Company and Lenore G. Schottenstein is the Director of Community Relations for the Company.

         NBBJ, an architectural firm for which Friedrich K. M. Bohm is the Managing Partner and Chief Executive Officer, provided certain interior design services for the Company. The services rendered by NBBJ involved the design of tenant improvements in a building occupied by the Company that is owned and operated by a limited liability company in which the Company has a minority equity interest. In addition, NBBJ provided certain land-planning services in connection with the design and layout of certain of the Company's subdivisions. NBBJ's fee for all of its services during the 1996 fiscal year was approximately $281,000. The Company believes that the terms of the arrangements with NBBJ are no less favorable than those reasonably available from competitive firms.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy statement, in whole or in part, this Report and the graph set forth below under "Election of Directors - Performance Graph" shall not be incorporated by reference into any such filings.

         General. The Compensation Committee's overall compensation policy applicable to the Company's executive officers is to provide a compensation program that is intended to attract and retain qualified executives for the Company and to provide them with incentives to achieve Company goals and increase shareholder value. The Compensation Committee implements this policy through establishing salaries, bonuses and stock options. The Compensation Committee's current policy is not to provide pension or other retirement plans for the Company's executive officers other than the 401(k) Plan.

         In 1996, the Company reviewed its policy with respect to the executive officers of the Company. Upon such review, the Company determined that the Company's executive officers currently consist solely of the Chief Executive Officer, the President, the Senior Executive Vice President and the Chief Financial Officer.

         Base Salary. The base salary for the Company's executive officers is intended to be set at levels slightly higher than is generally paid for comparable positions by publicly-held, regional and national homebuilders in the Company's Peer Group (see "Performance Graph"). The salary levels are slightly higher because of the Compensation Committee's belief that the Company's executive officers have greater responsibilities and receive lower fringe benefits compared to similar positions with the homebuilders in the Company's Peer Group.

         The Compensation Committee adopted a new bonus program for its President and Senior Executive Vice President in 1996. The performance bonus that can be earned by such executive officers is based on two factors. The first factor is that if the Company earns a specified level of income before income taxes (the "Triggering Level"), such executive officers receive a percentage of the earnings that exceed the Triggering Level. Such percentages increase on a graduated basis for each $1 million increment in excess of the Triggering Level. The second factor is that if the Company's income before income taxes is a specified percentage of Budgeted Net Income and the Company achieves a specified customer satisfaction rating as measured by a customer survey conducted by the Company, such executive officers receive an additional percentage of their base salary as a bonus. This percentage increases as the level of customer satisfaction increases and is capped at 25% of their base salary. The total amount that can be earned under the bonus program by such executive officers has been capped at three times their annual base salary.

         The Compensation Committee also adopted a new bonus program for the Chief Financial Officer in 1996. The Chief Financial Officer's performance bonus is predicated upon the Company earning income before income taxes in excess of the Triggering Level. If the Company earns income before income taxes in excess of the Triggering Level, the Chief Financial Officer earns an increasing percentage of her annual base salary as a bonus. The total amount that can be earned by the Chief Financial Officer under her bonus program has been capped at 125% of her annual base salary.

         Stock Options. It is the Company's intent to award stock options to the Company's executive officers in amounts reflecting the participant's position and ability to influence the Company's overall performance. Options are intended to retain and motivate executive officers to improve long-term stock market performance. The Chief Executive Officer is not eligible to receive stock options. During 1996, the Compensation Committee approved the award of nonqualified stock options ("NQSOs") for the purchase of a total of 12,500 shares of Common Stock at $10.875 per share to the Named Executive Officers (see "-- Option Grants in Last Fiscal Year"). The NQSOs are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited.

         Chief Executive Officer Compensation. The Chief Executive Officer's compensation is determined by a CEO Compensation Subcommittee of the Compensation Committee. The Chief Executive Officer's base salary for 1996 was intended to be set at a level slightly higher than paid for chief executive officers of publicly-held, national homebuilders. The level of his base salary is based upon the Subcommittee's belief that the Chief Executive Officer receives lower fringe benefits compared with the chief executive officers of other publicly-held, national homebuilders and is not eligible to receive stock options.

         The bonus for the Chief Executive Officer for 1996 was determined pursuant to the amended Performance-Based Bonus Plan which was approved by the Company's shareholders at the 1995 annual meeting. The amended Performance-Based Bonus Plan uses two factors to determine his bonus. The first factor is that if the Company earns income before income taxes in excess of the Triggering Level, the Chief Executive Officer receives a percentage of the earnings that exceed the Triggering Level. The Chief Executive Officer's percentage for each $1 million increment in excess of the Triggering Level varies, but is not a steadily rising or steadily falling percentage.

         The second factor is that if the Company's income before income taxes exceeds a specified percentage of Budgeted Net Income and the Company achieves in excess of a specified customer satisfaction rating, as measured by a customer survey conducted by the Company, the Chief Executive Officer receives an additional bonus based on a percentage of the Chief Executive Officer's base salary. This percentage increases as the level of customer satisfaction increases and is capped at 25% of his base salary. The total bonus that may be earned by the Chief Executive Officer under the Performance-Based Bonus Plan was capped at four times his annual base salary.

         Section 162(m) Compliance. Section 162(m) of the Internal Revenue Code of 1986, as amended, places certain restrictions on the amount of compensation in excess of $1,000,000 which may be deducted for each executive officer. The Company proposed the Performance-Based Bonus Plan for approval by the shareholders and constituted the Chief Executive Officer Subcommittee of the Compensation Committee to comply with Section 162(m). The Company believes that all compensation to executive officers in excess of $1,000,000 will be fully deductible with respect to the 1996 tax year of the Company.

                                    COMPENSATION COMMITTEE:

                                    John B. Gerlach, Chairman (deceased)
                                    Lewis R. Smoot, Sr.
                                    Friedrich K. M. Bohm
                                    Irving E. Schottenstein
                                    Lenore S. Sagner
                                    Norman L. Traeger (as of February 25, 1997)

                                    CHIEF EXECUTIVE OFFICER SUBCOMMITTEE:

                                    John B. Gerlach, Chairman (deceased)
                                    Lewis R. Smoot, Jr.
                                    Holly S. Kastan
                                    Norman L. Traeger (as of February 25, 1997)

PERFORMANCE GRAPH

         This chart graphs the Company's performance in the form of cumulative total return to shareholders from November 3, 1993 (the date the Company completed its initial public offering) until December 31, 1996 in comparison to Standard and Poor's 500 and the cumulative return on the common stock of seven publicly traded peer issuers, including several of the Company's principal competitors (the "Peer Group"). The Peer Group includes Continental Homes Holding Corporation; D.R. Horton, Inc.; Hovnanian Enterprises, Inc.; Kaufman and Broad Home Corporation; Lennar Corporation; Toll Brothers, Inc. and Washington Homes, Inc.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     NOVEMBER 3, 1993 TO DECEMBER 31, 1996

                                         ---------------------------------------------------------------------
                                           11/3/93      12/31/93       12/31/94       12/31/95    12/31/96
 -------------------------------------------------------------------------------------------------------------
 M/I Schottenstein Homes, Inc.                100        126.96          48.70          81.74        76.52
 -------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                100        101.41         102.75         141.35       173.82
 -------------------------------------------------------------------------------------------------------------
 Peer Group                                   100        114.11          64.36         108.71       104.01
 -------------------------------------------------------------------------------------------------------------

(1) Assumes that the value of the common stock of the Company and the indices was 100 on November 3, 1993 and that all dividends were reinvested.

                             SELECTION OF AUDITORS

       The Board will select the Company's independent auditors for 1997 based upon the recommendation of the Audit Committee which is anticipated to be made in May 1997. Deloitte & Touche LLP were the independent auditors for 1996. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

       Any proposals of shareholders which are intended to be presented at the next annual meeting of shareholders must be received by the Company at its principal executive offices by December 3, 1997. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                            EXPENSES OF SOLICITATION

       The entire expense of preparing, assembling, printing and mailing the proxy form and the form of material used in the solicitation of proxies will be paid by the Company. The Company does not expect to pay any compensation for the solicitation of proxies.

                                 OTHER MATTERS

       The Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote in their discretion upon such matters in accordance with their judgment.

       You are urged to sign, date and return the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                                             By Order of the Board of Directors,

                                             /s/ PAUL S. COPPEL
                                             -----------------------
                                             Paul S. Coppel,
                                             Secretary

                                   DETACH HERE



PROXY                     M/I SCHOTTENSTEIN HOMES, INC.
                       3 EASTON OVAL, COLUMBUS, OHIO 43219

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 7, 1997

         The undersigned hereby appoints Irving E. Schottenstein and Paul S. Coppel and each of them, proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders to be held on May 7, 1997, or any adjournment thereof, and to vote all shares of Common Stock of M/I Schottenstein Homes, Inc. which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth below:

         THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIVE IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTORS. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated April 1, 1997, the Proxy Statement furnished therewith, and the Annual Report of the Company for the fiscal year ended December 31, 1996. Any proxy heretofore given to vote the Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

                               (SEE REVERSE SIDE)

                                   DETACH HERE

  [X] PLEASE MARK VOTES
      AS IN THIS EXAMPLE.

                          M/I SCHOTTENSTEIN HOMES, INC.






1.  To elect the nominees named below as
    directors.                                    [ ]  MARK HERE FOR
    NOMINEES:  Steven Schottenstein, Lewis        ADDRESS CHANGE AND
    R. Smoot, Sr., Holly S. Kastan               NOTE AT LEFT

FOR      WITHHOLD
[ ]        [ ]
                                                  Dated:  ________________,


[ ]  ___________________________                  Signature:___________________________________
     FOR ALL (Except Nominee(s)
       written above)                             _____________________________________________
                                                  Please sign exactly as your name or names
                                                  appear hereon. Joint owners should each
                                                  sign. Executors, administrators, trustees,
                                                  guardians, and others should give their
                                                  full title. Corporations and partnerships
                                                  should sign in their full name by president
                                                  or other authorized person.
